EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of John H. Harland Company (the "Company") on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy C. Tuff, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Timothy C. Tuff                               3/10/2005
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Timothy C. Tuff                                   Date
Chairman, President and
Chief Executive Officer